IMPORTANT
                  YOUR VOTING INSTRUCTIONS ARE URGENTLY NEEDED

                             Money Market Portfolio


Dear Contract Owner:

We recently sent you proxy materials for your investments in the Money Market Portfolio and have not yet received your voting instructions. If you have already sent in your voting instructions, please disregard this enclosure.

Your voting instructions are important! Please take a moment to sign the enclosed voting instruction card and return the card immediately if you have not done so already. For your convenience, we are enclosing a pre-paid postage envelope.

If you prefer, you may vote via the telephone. Just have your voting instruction card at hand, call 1-800-690-6903 and follow the simple instructions on the telephone.

Thank you for your cooperation.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


LABEL BELOW FOR MIS USE ONLY!
PO#N-8646-A
AIG - SUNAMERICA
VISTA MERGERS
ORIGINAL 1-UP OVERSIZE 8-14-03 JA
SCOTT M. (VISTA MERGERS)
REVIEW #1 8/29/03 TD
SIGNOFF 9/26/03 TD
REVIEW #2 FOR 2ND SOLICITATION 11-06-03 JA
REVISION #1 11-07-03 JA


MIS EDITS: # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

________________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE


                     YOUR VOTING INSTRUCTIONS ARE IMPORTANT
-------------------------------                --------------------------------
   To "vote" by Telephone                             To "vote" by Mail
1) Have your voting instruction                1) Check the appropriate boxes
   card in hand.                                  on the reverse side of your
                                                  voting instruction card.

2) Call 1-800-690-6903.                        2) Sign and date the voting
                                                  instruction card.

3) Enter the 14-digit number                   3) Return the voting instruction
   at left and follow the simple                  card in the envelope
   instructions.                                  provided.
-------------------------------                --------------------------------

                      Meeting of Shareholders To Be Held On
                                December 1, 2003

**** CONTROL NUMBER: 999 999 999 999 99 ****

PORTFOLIO NAME PRINTS HERE                       Form of Voting Instruction Card
INSURANCE COMPANY NAME PRINTS HERE            Mutual Fund Variable Annuity Trust

THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF MUTUAL FUND VARIABLE ANNUITY TRUST ON BEHALF OF THE ABOVE-REFERENCED PORTFOLIO.

This Voting Instruction Card, if properly executed, will be voted by your insurance company in the manner directed by you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the meeting of shareholders to be held at 9:00 a.m., Eastern Standard Time, on December 1, 2003, at the offices of Mutual Fund Variable Annuity Trust, 522 Fifth Avenue, 7th Floor, New York, NY (the "Meeting").
By signing below, I instruct the insurance company to vote the shares of the Money Market Portfolio related to my contract at the Meeting and any adjournment of the Meeting as indicated on the reverse side of this card.



                                                        Date:___________________


                                   ---------------------------------------------
                                   |
                                   |
                                   |
                                   ---------------------------------------------
                                   Signature(s)                (Sign in the Box)

                                   If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing.


                                                                     VISTA-VIC 2

LABEL BELOW FOR MIS USE ONLY!
PO#N-8646-A
AIG - SUNAMERICA
VISTA MERGERS
ORIGINAL 1-UP OVERSIZE 8-14-03 JA
SCOTT M. (VISTA MERGERS)
SIGNOFF 9/26/03 TD
REVIEW #2 FOR 2ND SOLICITATION 11-06-03 JA
REVIEW #3 11-07-03 JA


MIS EDITS: # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

________________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE


Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

Proposal 1.
                                                                                   FOR     AGAINST    ABSTAIN
To approve a Plan of Reorganization involving Money Market Portfolio,              [ ]       [ ]        [ ]
a Portfolio of Mutual Fund Variable Annuity Trust, and Cash Management
Portfolio, a Portfolio of SunAmerica Series Trust, under which the following will occur:

o  The acquisition of the assets of Money Market Portfolio by Cash
   Management Portfolio in exchange for shares of Cash Management Portfolio.

o  The distribution of such shares to the shareholders of Money Market Portfolio.

o  The liquidation and termination of Money Market Portfolio.

This is described more fully in the Prospectus/Proxy Statement

Other Business
                                                                                  GRANT    WITHHOLD   ABSTAIN
To "vote" upon any other business which may legally be presented at the Meeting    [ ]       [ ]        [ ]
or any adjournment thereof.



   PLEASE BE SURE TO DATE AND SIGN YOUR VOTING INSTRUCTION ON THE OTHER SIDE.


                                                                     VISTA-MMP 2

                           Frequently Asked Questions

Q:   Why is the Acquisition being proposed?

     The Money Market Portfolio is a small fund without prospects for growth; therefore, it is not expected that it can be managed on a cost-effective basis in the future. The Acquisition is intended to provide you with an investment alternative with a competitive expense level. After considering a variety of other factors, including past performance of the Cash Management Portfolio and the Money Market Portfolio, similarity of investment objectives and policies and the absence of any dilution or adverse tax consequences to Contract owners with values allocated to the Money Market Portfolio, the MFVAT Board of Trustees approved the Acquisition and unanimously recommends that you give voting instructions in favor of the proposal.

Q:   If the Acquisition is approved, what will happen?

     If the Acquisition is approved by the shareholders of the Money Market Portfolio, the Money Market Portfolio (a series of Mutual Fund Variable Annuity Trust) would transfer substantially all of its assets and liabilities to the Cash Management Portfolio (a series of SunAmerica Series Trust) in exchange for Class 1 shares of the Cash Management Portfolio. Shares of the Money Market Portfolio (which are held in separate accounts of AIG SunAmerica Life Assurance Company or First SunAmerica Life Insurance Company) would be redeemed and exchanged for Class 1 shares of the Cash Management Portfolio. The Money Market Portfolio would then be liquidated. After the Acquisition is completed, your contract values will be allocated to a sub-account that owns Class 1 shares in the Cash Management Portfolio with the same total value as the Money Market Portfolio shares it owned immediately before the Acquisition is completed. The Acquisition is scheduled to be completed on December 5, 2003.

Q: What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

     These two Portfolios have substantially identical investment objectives and principal investment strategies, except that the Cash Management Portfolio does not attempt to maintain a stable per-share net asset value. However, the Cash Management Portfolio's investment in municipal obligations and the Money Market Portfolio's investment in asset-backed securities are differences in investment strategies that may at times become material differences.

Q:   How will fees and expenses be affected?

     The Money Market Portfolio's Total Annual Portfolio Operating Expenses is 0.55%, including voluntary fee waivers and reimbursements by JPMorgan Chase

     Bank and other service providers. The Total Annual Portfolio Operating Expenses of the Cash Management Portfolio are 0.52%. Although the Cash Management Portfolio has a higher Management Fee (0.48% versus 0.25%), the assets in the SAST Cash Management Fund are significant enough that the Other Expenses are significantly lower than those of the Money Market Portfolio (0.04% versus 2.30%- although the Money Market Portfolio's Total Annual Portfolio Operating Expenses are capped at 0.55%). The Money Market Portfolio's voluntary fee waivers and reimbursements may be terminated at any time.

Q:   Will there be any change in who manages the investment portfolio?

     Yes, AIG SunAmerica Asset Management Corp. (SAAMCo), which currently serves as investment adviser and manager of the Cash Management Portfolio (and other Portfolios of SAST), will continue as investment adviser and manager of the Cash Management Portfolio after the Acquisition is completed. SAAMCo selects the Cash Management Portfolio's sub-adviser, provides various administrative services and supervises the daily business affairs of the Cash Management Portfolio. SAAMCo was organized in 1982 under the laws of Delaware and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

     SAAMCo currently has a sub-advisory agreement with Banc of America Capital Management, LLC (BACAP). BACAP serves as the subadviser for the Cash Management Portfolio. BACAP is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

Q:   Who will pay for the Acquisition?

     The costs and expenses associated with the Acquisition, including costs of soliciting proxies, will be borne by AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company and JPMorgan Chase and not by either the Money Market Portfolio or the Cash Management Portfolio (or the contract owners with values allocated to either portfolio.)

Q:   How will accountholder services change?

     There will be no change to your accountholder services. AIG SunAmerica has been and will continue to be your servicing agent.

Q: What if I do not give voting instructions or give instructions to vote against the Acquisition, yet approval of the Acquisition is obtained?

     Your shares of the Money Market Portfolio (which are held in separate accounts of AIG SunAmerica Life Assurance Company or First SunAmerica Life Insurance Company) would be exchanged and redeemed for Class 1 shares of the Cash Management Portfolio.

Q:   What do I need to do?

     Please read the Prospectus/Proxy Statement, dated September 22, 2003, which was mailed to you and please give voting instructions. Your voting instructions are important! Accordingly, please sign, date and mail the voting instruction card promptly in the enclosed return envelope as soon as possible after reviewing the Prospectus/Proxy Statement or follow the instructions provided on the new voting instruction card in order to "vote" by telephone.

Q:   May I attend the Meeting in person?

     Yes, you may attend the Meeting in person. If you complete a voting instruction card or voted by telephone and subsequently attend the Meeting, your card or telephone voting instructions may be revoked. Therefore, to ensure your card or telephone voting instructions are counted, I urge you to mail us your signed, dated and completed voting instruction card or follow the instructions provided on the new voting instruction card in order to "vote" by telephone even if you plan to attend the Meeting.

                       Mutual Fund Variable Annuity Trust

                            Answering Machine Message

Hello, this is ______________________ calling on behalf of the Money Market Portfolio of Mutual Fund Variable Annuity Trust. You should have received material in the mail concerning the Special Meeting of Shareholders scheduled to be held on Monday, December 1, 2003.

At your earliest convenience, please sign, date and return the Voting Instruction Card in the envelope provided or follow the instructions provided on the new voting instruction card we recently mailed to you in order to vote by telephone. If you have any questions or need proxy materials please call (800) 628-8510.

Thank you for your consideration.

                            Money Market Portfolio of
                       Mutual Fund Variable Annuity Trust


Hello, this is ______________________ calling on behalf of the Money Market Portfolio of Mutual Fund Variable Annuity Trust. May I please speak to _________________________?

The Board of Trustees of the Money Market Portfolio mailed a Prospectus/Proxy Statement, dated September 22, 2003, that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

    Have you received the proxy materials in the mail?

    (check mailing address if the response is "no")

    Are you familiar with the proposal? May I assist you with any questions?

    (see Q&A attached)

Although the Boards of Trustees of MFVAT and SunAmerica Series Trust have approved the Acquisition, your voting instructions are important. Please take the time today to mail us your signed, dated and completed voting instruction card or follow the instructions provided on the new voting instruction card we recently mailed to you in order to vote by telephone.

Thank you for your time and have a good day.

                           Frequently Asked Questions

Q:   Why is the Acquisition being proposed?

     The Money Market Portfolio is a small fund without prospects for growth; therefore, it is not expected that it can be managed on a cost-effective basis in the future. The Acquisition is intended to provide you with an investment alternative with a competitive expense level. After considering a variety of other factors, including past performance of the Cash Management Portfolio and the Money Market Portfolio, similarity of investment objectives and policies and the absence of any dilution or adverse tax consequences to Contract owners with values allocated to the Money Market Portfolio, the MFVAT Board of Trustees approved the Acquisition and unanimously recommends that you give voting instructions in favor of the proposal.

Q:   If the Acquisition is approved, what will happen?

     If the Acquisition is approved by the shareholders of the Money Market Portfolio, the Money Market Portfolio (a series of Mutual Fund Variable Annuity Trust) would transfer substantially all of its assets and liabilities to the Cash Management Portfolio (a series of SunAmerica Series Trust) in exchange for Class 1 shares of the Cash Management Portfolio. Shares of the Money Market Portfolio (which are held in separate accounts of AIG SunAmerica Life Assurance Company or First SunAmerica Life Insurance Company) would be redeemed and exchanged for Class 1 shares of the Cash Management Portfolio. The Money Market Portfolio would then be liquidated. After the Acquisition is completed, your contract values will be allocated to a sub-account that owns Class 1 shares in the Cash Management Portfolio with the same total value as the Money Market Portfolio shares it owned immediately before the Acquisition is completed. The Acquisition is scheduled to be completed on December 5, 2003.

Q: What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

     These two Portfolios have substantially identical investment objectives and principal investment strategies, except that the Cash Management Portfolio does not attempt to maintain a stable per-share net asset value. However, the Cash Management Portfolio's investment in municipal obligations and the Money Market Portfolio's investment in asset-backed securities are differences in investment strategies that may at times become material differences.

Q:   How will fees and expenses be affected?

     The Money Market Portfolio's Total Annual Portfolio Operating Expenses is 0.55%, including voluntary fee waivers and reimbursements by JPMorgan Chase Bank and other service providers. The Total Annual Portfolio Operating Expenses of the Cash Management Portfolio are 0.52%. Although the Cash Management Portfolio has a higher Management Fee (0.48% versus 0.25%), the assets in the SAST Cash Management Fund are significant enough that the Other Expenses are significantly lower than those of the Money Market Portfolio (0.04% versus 2.30%- although the Money Market Portfolio's Total Annual Portfolio Operating Expenses are capped at 0.55%). The Money Market Portfolio's voluntary fee waivers and reimbursements may be terminated at any time.

Q:   Will there be any change in who manages the investment portfolio?

     Yes, AIG SunAmerica Asset Management Corp. (SAAMCo), which currently serves as investment adviser and manager of the Cash Management Portfolio (and other Portfolios of SAST), will continue as investment adviser and manager of the Cash Management Portfolio after the Acquisition is completed. SAAMCo selects the Cash Management Portfolio's sub-adviser, provides various administrative services and supervises the daily business affairs of the Cash Management Portfolio. SAAMCo was organized in 1982 under the laws of Delaware and managed, advised or administered assets in excess of $31 billion as of December 31, 2002. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

     SAAMCo currently has a sub-advisory agreement with Banc of America Capital Management, LLC (BACAP). BACAP serves as the subadviser for the Cash Management Portfolio. BACAP is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2002, BACAP and its affiliates had over $310 billion in assets under management.

Q:   Who will pay for the Acquisition?

     The costs and expenses associated with the Acquisition, including costs of soliciting proxies, will be borne by AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company and JPMorgan Chase and not by either the Money Market Portfolio or the Cash Management Portfolio (or the contract owners with values allocated to either portfolio.)

Q:   How will accountholder services change?

     There will be no change to your accountholder services. AIG SunAmerica has been and will continue to be your servicing agent.

Q: What if I do not give voting instructions or give instructions to vote against the Acquisition, yet approval of the Acquisition is obtained?

     Your shares of the Money Market Portfolio (which are held in separate accounts of AIG SunAmerica Life Assurance Company or First SunAmerica Life Insurance Company) would be exchanged and redeemed for Class 1 shares of the Cash Management Portfolio.

Q:   What do I need to do?

     Please read the Prospectus/Proxy Statement, dated September 22, 2003, which was mailed to you and please give voting instructions. Your voting instructions are important! Accordingly, please sign, date and mail the voting instruction card promptly in the enclosed return envelope as soon as possible after reviewing the Prospectus/Proxy Statement or follow the instructions provided on the new voting instruction card in order to "vote" by telephone.

Q:   May I attend the Meeting in person?

     Yes, you may attend the Meeting in person. If you complete a voting instruction card or voted by telephone and subsequently attend the Meeting, your card or telephone voting instructions may be revoked. Therefore, to ensure your card or telephone voting instructions are counted, I urge you to mail us your signed, dated and completed voting instruction card or follow the instructions provided on the new voting instruction card in order to "vote" by telephone even if you plan to attend the Meeting.